UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

T2 BIOSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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T2 BIOSYSTEMS, INC.

NOTICE OF ADJOURNED MEETING DATE FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the adjourned portion of the Annual Meeting of Stockholders of T2 Biosystems, Inc. (the “Company”) will be held on Friday, July 23, 2021, at 9 a.m., Eastern Time. The meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet. You will be able to attend the meeting online and vote your shares electronically by visiting www.virtualshareholdermeeting.com/TTOO2021. To participate in the Annual Meeting, you will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that previously accompanied your proxy materials. We previously made available a copy of our 2020 Annual Report to Stockholders with our proxy statement. We encourage you to read the proxy statement, the proxy supplements thereto, and the Annual Report. The Annual Report includes our audited financial statements and provides information about our business. At the adjourned meeting, stockholders will be asked to vote upon Proposal 1, approval of an amendment of the Company’s Restated Certificate of Incorporation to authorize additional shares, and to transact such other business as may properly come before the adjourned meeting.

The Board of Directors previously fixed April 28, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

/s/ Michael Gibbs
Michael Gibbs
General Counsel and Secretary

July 13, 2021

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement supplement, our Definitive Proxy Statement, all supplements thereto, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at www.sec.gov.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL MEETING. IF YOU PREVIOUSLY VOTED WITH REGARD TO PROPOSAL 1, YOU DO NOT NEED TO SUBMIT A NEW VOTE. IF YOU HAVE NOT VOTED WITH RESPECT TO PROPOSAL 1, OR IF YOU PREVIOUSLY SUBMITTED A VOTE BUT WISH TO CHANGE THAT VOTE, YOU MAY CAST YOUR VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE (1-800-579-1639). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON AT THE ADJOURNED MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ADJOURNED MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Supplement to the Proxy Statement for the Adjourned

2021 Annual Meeting of Stockholders

The following information supplements and amends the Definitive Proxy Statement (the “Proxy Statement”) of T2 Biosystems, Inc. (the “Company”) that the Company filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2021, and the Definitive Additional Materials that the Company filed with the SEC on May 14, 2021, May 25, 2021 and June 11, 2021 in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for the Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting was held on June 25, 2021, at which time Proposals 2, 3, 4 and 5 in the Proxy Statement were approved, and then the meeting was adjourned with respect to Proposal 1 relating to the approval of an amendment of the Company’s Restated Certificate of Incorporation to authorize additional shares (the “Charter Amendment”).

The Adjourned Meeting to consider the adoption of the Charter Amendment is scheduled to be held Friday, July 23, 2021, at 9 a.m, Eastern Time. The meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet. You will be able to attend the meeting online by visiting www.virtualshareholdermeeting.com/TTOO2021. This supplement to the Proxy Statement (this “Supplement”) is furnished in connection with the solicitation of proxies by the Board for use at the Adjourned Meeting. Capitalized terms used in this Supplement and not otherwise defined have the meaning given to such terms in the Proxy Statement.

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record at the close of business on April 28, 2021 are entitled to receive notice of and to vote at the Adjourned Meeting.

Your vote is important no matter how many shares you own, so please take the time to vote today, if you have not already voted. If you need assistance in voting your shares, please call our proxy solicitor, MacKenzie Partners, at 1-800-322-2885.

SUPPLEMENTAL DISCLOSURE CONCERNING PROPOSAL 1

Introduction

On June 25, 2021, the Company held its Annual Meeting, as previously scheduled, with regard to Proposal 2 - Election of Class I Directors, Proposal 3 - Amendment and Restatement of the T2 Biosystems, Inc. 2014 Incentive Award Plan, Proposal 4 - Ratification of Appointment of Independent Auditor, and Proposal 5 – Adjournment of the Annual Meeting, each as detailed in the Proxy Statement and the Company adjourned the Annual Meeting with respect to Proposal 1 - Approval of an Amendment to the Company’s Restated Certificate of Incorporation (“Proposal 1”).

On June 28, 2021, the Company filed a Form 8-K announcing that Proposals 2, 3, 4 and 5 were each approved by the stockholders at the Annual Meeting and that stockholders holding a majority of the shares represented at the Meeting voted in favor of a motion to adjourn the Meeting with regard to Proposal 1.

The Adjourned Meeting is to be held on July 23, 2021, at 9:00 a.m., Eastern Time. The meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet. You will be able to attend the meeting online by visiting www.virtualshareholdermeeting.com/TTOO2021. At the Adjourned Meeting, only Proposal 1 will be presented for stockholder consideration.

PROPOSAL 1

APPROVAL OF AN AMENDMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES

Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the issuance of 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). On April 27, 2021, our Board of Directors adopted a resolution to amend the Certificate of Incorporation, subject to stockholder approval, by increasing the number of authorized shares of our Common Stock to 400,000,000 shares (the “Share Increase Amendment”). The additional 200,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

The Share Increase Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.001 per share (the “Preferred Stock”), which is 10,000,000 shares. Currently, there are no shares of Preferred Stock issued and outstanding.

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Common Stock available for issuance, if approved by our stockholders:

	As of April 28, 2021	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	200,000,000	400,000,000
Outstanding shares of Common Stock	148,491,673	148,491,673
Shares of Common Stock authorized for future issuance under the Company’s incentive plans	4,251,865	4,251,865
Shares of Common Stock authorized for future issuance under the Company’s employee stock purchase plan	3,268,850	3,268,850
Shares of Common Stock subject to outstanding equity awards under the Company’s incentive plans	15,808,752	15,808,752
Shares of Common Stock subject to outstanding warrants	1,097,249	1,097,249
TOTAL OUTSTANDING SHARES OF COMMON STOCK, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING EQUITY AWARDS, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING WARRANTS, SHARES OF COMMON STOCK AUTHORIZED FOR FUTURE ISSUANCE UNDER THE COMPANY’S INCENTIVE AND EMPLOYEE STOCK PURCHASE PLAN	172,918,389	172,918,389
SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	27,081,611	227,081,611

As indicated in the table above, only 14% of our authorized shares of Common Stock are not outstanding. Therefore, our Board of Directors believes it is in the best interests of the Company and our stockholders to increase our authorized shares of Common Stock in order to have additional shares available for use as our Board of Directors deems appropriate or necessary. As such, the primary purpose of the Share Increase Amendment is to provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board of Directors. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our employee benefit plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Other than shares that will be reserved for issuance under our existing incentive plans, employee stock purchase plan, and outstanding warrants we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock. Because our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment.

The Share Increase Amendment will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

We can provide no assurance that we will be successful in amending our Certificate of Incorporation to increase the number of shares of common stock that are available for issuance, or that the Share Increase Amendment will not have an adverse effect on our stock price.

If our stockholders approve this proposal, then the first sentence of Article FOURTH of our Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 410,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

Effect of Approval of Proposed Amendment

If the Share Increase Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting. In the event that the Share Increase Amendment is not approved by our stockholders at the Annual Meeting, the current Certificate of Incorporation would remain in effect in its entirety. Our Board of Directors reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of outstanding stock of the Company entitled to vote at the Annual Meeting is required to approve the Restated Certificate of Incorporation. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

The Board of Directors recommends a vote FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 200,000,000 to 400,000,000.

VOTING INFORMATION

At the Annual Meeting, the Company held a vote on all matters in the Proxy Statement other than Proposal 1. The stockholders approved each of the proposals voted upon. No vote was taken with respect to Proposal 1 at the Annual Meeting. At the Adjourned Meeting, the Company intends to hold the vote only on Proposal 1. No vote will be taken at the Adjourned Meeting on any matters in the Proxy Statement other Proposal 1.

IF YOU PREVIOUSLY VOTED WITH REGARD TO PROPOSAL 1, YOU DO NOT NEED TO SUBMIT A NEW VOTE. IF YOU HAVE NOT VOTED WITH RESPECT TO PROPOSAL 1, OR IF YOU PREVIOUSLY SUBMITTED A VOTE BUT WISH TO CHANGE THAT VOTE, YOU MAY CAST YOUR VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE (1-800-579-1639). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON AT THE ADJOURNED MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ADJOURNED MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on your proxy card or, for shares held in street name, the voting instruction form provided by your broker or nominee.

By Internet - If you have Internet access, you may submit your proxy from any location by following the Internet voting instructions on the proxy card or voting instruction form sent to you.

By Telephone - You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction form sent to you.

By Mail - You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction form provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Adjourned Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Adjourned Meeting to vote your shares.

PLEASE NOTE THAT THE ONLY VOTES THAT WILL BE TABULATED AT THE ADJOURNED MEETING WILL BE ON PROPOSAL 1.

Changing a Vote

You may change your vote on Proposal 1 at any time prior to the vote being taken on such matter at the Adjourned Meeting.

To revoke your proxy instructions and change your vote if you are a stockholder of record, you must: (i) attend the Adjourned Meeting, and vote your shares in person; or (ii) deliver later dated and signed proxy instructions (which must be received prior to the Adjourned Meeting).

If your shares are held by a broker, bank or other nominee please contact your broker, bank or other nominee for instructions on changing your vote.